Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
17275RAF9
88732JAU2
126650BR0
Issuer
CISCO SYSTEMS INC
TIME WARNER CABLE INC
CVS CAREMARK CORP
Underwriters
Bank of America Merrill Lynch,
Barclays, Credit Suisse, Deutsche
Bank Securities, HSBC, JP Morgan,
Blaylock & Partners, BNP Paribas,
ING, Standard Chartered Bank, UBS
Bank of America, BNP Paribas,
Citigroup, JP Morgan,
Mitsubishi UFJ Securities
Bank of New York Mellon, Bank of
America Merrill Lynch, Barclays, JP
Morgan, Wells Fargo
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CSCO 5 1/2 01/15/40
TWC 6 3/4 06/15/39
CVS 6 1/8 09/15/39
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/9/2009
6/24/2009
9/8/2009
Total amount of offering sold to QIBs
2,000,000,000
1,500,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,000,000,000
1,500,000,000
1,500,000,000
Public offering price
97.439
97.131
99.672
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.80%
0.88%
0.88%
Rating
A1 / A+
Baa2 / BBB
Baa2 / BBB+
Current yield
5.74%
6.33%
6.07%
Benchmark vs Spread (basis points)
130
260
187.5

Fund Specific Information

Total Par Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds


DWS Balanced Fund
750,000
 $      730,792.50
0.01%
-1.87%
0.61%
12/31/2009
DWS Balanced VIP
200,000
 $      194,878.00
0.03%
-1.44%
1.28%
12/30/2009
DWS Bond VIP
570,000
 $      555,402.30
0.08%
-1.87%
0.36%
12/31/2009
DWS Core Fixed Income Fund
1,715,000
 $   1,671,078.85
0.07%
1.44%
0.94%
12/8/2009
DWS Core Plus Income Fund
1,375,000
 $   1,339,786.25
0.03%
-1.87%
0.26%
12/31/2009
DWS Global Bond Fund
590,000
 $      574,890.10
0.03%
-1.87%
-1.23%
12/31/2009
DWS Strategic Income Fund
680,000
 $      662,585.20
0.01%
-0.45%
0.00%
11/12/2009
DWS Strategic Income VIP
140,000
 $      136,414.60
0.01%
-0.45%
0.26%
11/12/2009
Total
6,020,000
 $   5,865,827.80
11,885,828

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
17275RAH5
00206RAR3
654902AB1
Issuer
CISCO SYSTEMS INC
AT&T INC
NOKIA CORP
Underwriters
Bank of America Merrill Lynch, Barclays,
Credit Suisse, Deutsche Bank, HSBC
Securities, JP Morgan, Blaylock, BNP
Paribas, ING, Standard Chartered Bank,
UBS
Bank of America, Citigroup, JP Morgan
Bank of America, Barclays, Credit
Suisse, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CSCO 4.45 01/15/20
T 5.8 02/15/19
NOKIA 5 3/8 05/15/19
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/9/2009
1/29/2009
4/30/2009
Total amount of offering sold to QIBs
2,500,000,000
2,250,000,000
1,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,500,000,000
2,250,000,000
1,000,000,000
Public offering price
99.852
99.689
99.075
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.45%
0.45%
0.45%
Rating
A1 / A+
A2 / A
A2 / A
Current yield
4.52%
5.59%
5.21%
Benchmark vs Spread (basis points)
100
300
237.5

Fund Specific Information

Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds

DWS Balanced Fund
625,000
 $           624,075.00
0.02%
-1.76%
0.61%
12/31/2009
DWS Balanced VIP
175,000.00
 $           174,741.00
0.01%
-1.76%
0.74%
12/31/2009
DWS Bond VIP
480,000.00
 $           479,289.60
0.02%
-1.76%
0.36%
12/31/2009
DWS Core Fixed Income Fund
1,450,000.00
 $        1,447,854.00
0.06%
1.45%
0.94%
12/8/2009
DWS Core Plus Income Fund
1,170,000.00
 $        1,168,268.40
0.05%
-1.76%
0.26%
12/31/2009
DWS Global Bond Fund
500,000.00
 $           499,260.00
0.02%
-1.76%
-1.23%
12/31/2009
DWS Lifecycle Long Range Fund
380,000.00
 $           380,000.00
0.02%
-1.90%
0.82%
12/31/2009
DWS Strategic Income Fund
833,000.00
 $           831,767.16
0.03%
0.87%
0.65%
11/16/2009
DWS Strategic Income VIP
167,000.00
 $           166,752.84
0.01%
0.87%
0.70%
11/16/2009
Total
5,780,000
 $        5,772,008.00
0.23%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
961214BK8
61747YCG8
06051GDZ9
Issuer
WESTPAC BANKING CORP
MORGAN STANLEY
BANK OF AMERICA CORP
Underwriters
Bank of America Merrill Lynch,
Citigroup, Deutsche Bank
Keefe Bruyette & Woods, Loop
Capital Markets, Siebert Capital
Markets, Bank of New York Mellon,
BB&T, Blaylock & Partners,
Cabrera Capital Markets
Bank of America
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WSTP 4 7/8 11/19/19
MS 7.3 05/13/19
BAC 7 5/8 06/01/19
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/16/2009
5/8/2009
5/28/2009
Total amount of offering sold to QIBs
2,000,000,000
3,000,000,000
2,500,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,000,000,000
3,000,000,000
2,500,000,000
Public offering price
99.929
99.769
99.244
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.45%
0.45%
0.45%
Rating
Aa1 / AA
A2 / A
A2 / A
Current yield
4.96%
6.48%
6.62%
Benchmark vs Spread (basis points)
155
360
410
Fund Specific Information

Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds

DWS Balanced Fund
666,000
 $    665,527.14
0.03%
-1.23%
-0.46%
12/31/2009
DWS Balanced VIP
181,000
 $    180,871.49
0.01%
-1.23%
-0.44%
12/31/2009
DWS Bond VIP
762,000
 $    761,458.98
0.04%
-1.23%
-0.36%
12/31/2009
DWS Core Fixed Income Fund
1,543,000
 $ 1,541,904.47
0.08%
-1.23%
-0.89%
12/31/2009
DWS Core Fixed Income VIP
305,000
 $    304,783.45
0.02%
-1.23%
-0.90%
12/31/2009
DWS Core Plus Income Fund
1,857,000
 $ 1,855,681.53
0.09%
-1.23%
-0.52%
12/31/2009
DWS Global Bond Fund
781,000
 $    780,445.49
0.04%
-1.23%
-2.15%
12/31/2009
DWS Strategic Income Fund
1,710,000
 $ 1,708,785.90
0.09%
-1.23%
0.61%
12/31/2009
DWS Strategic Income VIP
290,000
 $    289,794.10
0.01%
-1.23%
0.78%
12/31/2009
Total
8,095,000
 $ 8,089,252.55
0.40%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
984121CA9
931422AE9
134429AT6
Issuer
XEROX CORPORATION
WALGREEN CO
CAMPBELL SOUP CO
Underwriters
Bank of America Merrill Lynch,
Citigroup, JP Morgan, BNP Paribas,
Deutsche Bank, HSBC, Mizuho
Securities, PNC, UBS, USB Capital
Resources
Bank of America, Goldman Sachs,
JP Morgan, Morgan Stanley
Barclays Capital, JP Morgan,
UBS, Bank of America,
Citigroup, Morgan Stanley, PNC,
Wachovia, Williams Capital
Group
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
XRX 5 5/8 12/15/19
WAG 5 1/4 01/15/19
CPB 4 1/2 02/15/19
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/1/2009
1/8/2009
1/14/2009
Total amount of offering sold to QIBs
650,000,000
1,000,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
650,000,000
1,000,000,000
300,000,000
Public offering price
99.725
99.477
99.285
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.88%
0.65%
0.65%
Rating
Baa2 / BBB
A2 / A+
A2 / A
Current yield
5.53%
5.08%
4.32%
Benchmark vs Spread (basis points)
237.5
287.5
237.5

Fund Specific Information

Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds

DWS Balanced Fund
220,000
 $    219,395.00
0.03%
0.14%
0.01%
12/31/2009
DWS Balanced VIP
60,000
 $      59,835.00
0.01%
0.14%
0.10%
12/31/2009
DWS Bond VIP
250,000
 $    249,312.50
0.04%
0.14%
-0.54%
12/31/2009
DWS Core Fixed Income Fund
500,000
 $    498,625.00
0.08%
0.14%
-1.16%
12/31/2009
DWS Core Fixed Income VIP
100,000
 $      99,725.00
0.02%
0.14%
-1.02%
12/31/2009
DWS Core Plus Income Fund
600,000
 $    598,350.00
0.09%
0.14%
-0.41%
12/31/2009
DWS Global Bond Fund
270,000
 $    269,257.50
0.04%
0.14%
-3.11%
12/31/2009
DWS Strategic Income Fund
790,000
 $    787,827.50
0.12%
2.30%
0.22%
12/8/2009
DWS Strategic Income VIP
130,000
 $    129,642.50
0.02%
2.30%
0.26%
12/8/2009
Total
2,920,000
 $ 2,911,970.00
0.42%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Rule 10f-3 Acquisition of Securities from an
Affiliate -
to
CREDIT SUISSE SUB NT
Security Information
Security Purchased
Comparison Security
Comparison Security
 CUSIP
22546QAD9
693476BJ1
61745E2B6
 Issuer
Credit Suisse Sub Nt
PNC Funding Corp
Morgan Stanley
 Underwriters
CS, BAC, BANCO
POPULAR, BNY, BBT, CITI, COMERICA, DB
JPM, MS, BAC
MS
 Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
 Security
CS 5.4 01/14/20
PNC 5 1/8 02/08/20
MS 5 03/01/20
 Is the affiliate a manager or co-manager
of offering?
Joint Lead Manager
N/A
N/A
 Name of underwriter or dealer from which
purchased
CREDIT SUISSE
N/A
N/A
 Firm commitment underwriting?
Yes
Yes
Yes
 Trade date/Date of Offering
1/11/2010
2/3/2010
2/3/2010
 Total dollar amount of offering sold to QIBs
2,500,000,000
1,000,000,000
37,000,000
 Total dollar amount of any concurrent public
offering
 -
 -
 -
 Total
2,500,000,000
1,000,000,000
37,000,000
 Public offering price
99.76
99.86
100.
 Price paid if other than public offering price
N/A
N/A
N/A
 Underwriting spread or commission
0.50%
0.50%
0.50%
 Rating
Aa2/A
A3/A
A2/A
 Current yield
5.4
5.025
0
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
January 1
March 31, 2010
$
$
$
$
$
$
$
$
$
$
$
$
 Benchmark vs Spread (basis points)
162
145
190
DWS Bond VIP
185,000
184,549
0.01%
1.03%
1.07%
3/31/2010
$
DWS Core Fixed Income Fund
720,000
718,243
0.03%
1.03%
1.39%
3/31/2010
$
DWS Core Fixed Income VIP
110,000
109,732
0.00%
1.03%
1.13%
3/31/2010
$
DWS Core Plus Income Fund
440,000
438,926
0.02%
1.03%
1.33%
3/31/2010
$
DWS Global Bond Fund
210,000
209,488
0.01%
1.03%
1.79%
3/31/2010
$
DWS Balanced Fund
322,000
321,214
0.01%
1.03%
1.32%
3/31/2010
$
DWS Balanced VIP
88,000
87,785
0.00%
1.03%
1.33%
3/31/2010
$
Total
2,075,000
2,069,937
0.08%
 ^The Security and Fund Performance is calculated based on information provided by State Street Bank.
 *If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$

Rule 10f-3 Acquisition of Securities from an
Affiliate -
to
KRAFT FOODS INC SR UNSEC
Security Information
Security Purchased
Comparison Security
Comparison Security
 CUSIP
50075NBA1
205887BF8
487836BC1
 Issuer
Kraft Foods Inc Sr Unsec
ConAgra Foods Inc
Kellogg Co
 Underwriters
BCLY, BBVA, BNP, CITI, CS, DB,
HSBC, RBS, SGA, BANCA, DNB,
MIZUHO, SANTANDER
BAC, JPM
BAC, BNP, SUNTRST
 Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
 Security
KFT 5 3/8 02/10/20
CAG 7 04/15/19
K 4.15 11/15/19
 Is the affiliate a manager or co-manager
of offering?
Joint Lead Manager
N/A
N/A
 Name of underwriter or dealer from which
purchased
BNP PARIBAS
N/A
N/A
 Firm commitment underwriting?
Yes
Yes
Yes
 Trade date/Date of Offering
2/4/2010
4/6/2009
11/16/2009
 Total dollar amount of offering sold
to QIBs
9,500,000
500,000,000
500,000,000
 Total dollar amount of any concurrent
public offering
 -
 -
 -
 Total
9,500,000
500,000,000
500,000,000
 Public offering price
99.18
99.6
99.65
 Price paid if other than public offering
price
N/A
N/A
N/A
 Underwriting spread or commission
0.50%
0.50%
0.50%
 Rating
Baa2/BBB-
Baa2/BBB
A3/BBB+
 Current yield
5.375
4.922
4.3
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
January 1
March 31, 2010
$
$
$
$
$
$
$
$
$
$
$
$
 Benchmark vs Spread (basis points)
190
412.5
85
DWS Bond VIP
635,000
629,768
6.63%
2.48%
0.53%
3/31/2010
$
DWS Core Fixed Income Fund
1,600,000
1,586,816
16.70%
2.48%
0.23%
3/31/2010
$
DWS Core Fixed Income
250,000
247,940
2.61%
2.48%
0.00%
3/31/2010
$
DWS Core Plus Income Fund
1,530,000
1,517,393
15.97%
2.48%
0.86%
3/31/2010
$
DWS Global Bond Fund
720,000
714,067
7.52%
2.48%
0.00%
3/31/2010
$
DWS Strategic Income Fund
1,710,000
1,695,910
0.02%
2.48%
2.48%
3/31/2010
$
DWS Strategic Income VIP
290,000
287,610
0.00%
2.48%
2.38%
3/31/2010
$
DWS Balanced Fund
735,000
728,944
7.67%
2.48%
6.56%
3/31/2010
$
DWS Balanced VIP
200,000
198,352
2.09%
2.48%
6.50%
3/31/2010
$
Total
7,670,000
7,606,800
0.08%
 ^The Security and Fund Performance is calculated based on information provided by State Street Bank.
 *If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
$